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                                                                    Exhibit 10.4





                                     ARIBA, INC.

                          1999 DIRECTORS' STOCK OPTION PLAN

                        (AS ADOPTED EFFECTIVE APRIL 20, 1999)

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                                  TABLE OF CONTENTS

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ARTICLE 1.  INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2.  ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . 1
      2.1  Committee Composition . . . . . . . . . . . . . . . . . . . . . . . 1
      2.2  Committee Responsibilities. . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS. . . . . . . . . . . . . . . . . . . . 1
      3.1  Basic Limitation. . . . . . . . . . . . . . . . . . . . . . . . . . 1
      3.2  Additional Shares . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 4.  AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. . . . . . . . . 2
      4.1  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
      4.2  Initial Grants. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
      4.3  Annual Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
      4.4  Accelerated Exercisability. . . . . . . . . . . . . . . . . . . . . 2
      4.5  Exercise Price. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
      4.6  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
      4.7  Affiliates of Non-Employee Directors. . . . . . . . . . . . . . . . 2
      4.8  Stock Option Agreement. . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 5.  PAYMENT FOR OPTION SHARES. . . . . . . . . . . . . . . . . . . . . 3
      5.1  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
      5.2  Surrender of Stock. . . . . . . . . . . . . . . . . . . . . . . . . 3
      5.3  Exercise/Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
      5.4  Other Forms of Payment. . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE 6.  PROTECTION AGAINST DILUTION. . . . . . . . . . . . . . . . . . . . 3
      6.1  Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
      6.2  Dissolution or Liquidation. . . . . . . . . . . . . . . . . . . . . 3
      6.3  Reorganizations . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE 7.  LIMITATION ON RIGHTS . . . . . . . . . . . . . . . . . . . . . . . 4
      7.1  Stockholders' Rights. . . . . . . . . . . . . . . . . . . . . . . . 4
      7.2  Regulatory Requirements . . . . . . . . . . . . . . . . . . . . . . 4
      7.3  Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE 8.  FUTURE OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . 4
      8.1  Term of the Plan. . . . . . . . . . . . . . . . . . . . . . . . . . 4
      8.2  Amendment or Termination. . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE 9.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
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                                     ARIBA, INC.

                          1999 DIRECTORS' STOCK OPTION PLAN

     ARTICLE 1.     INTRODUCTION.

          The Plan was adopted by the Board effective at the initial public offering. The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Non-Employee Directors to focus on critical long-range objectives,
(b) encouraging the attraction and retention of Non-Employee Directors with exceptional qualifications and (c) linking Non-Employee Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for automatic and non-discretionary grants of Options to Non-Employee Directors.

          The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

     ARTICLE 2.     ADMINISTRATION.

     2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Corporation, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

     2.2 COMMITTEE RESPONSIBILITIES. The Committee shall interpret the Plan and make all decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     ARTICLE 3.     SHARES AVAILABLE FOR GRANTS.

     3.1 BASIC LIMITATION. Shares of Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of shares subject to Options granted under the Plan shall not exceed
(a) 500,000 plus (b) the additional shares of Common Stock described in Section
3.2. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 6.

     3.2 ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then the shares of Common Stock subject to such Options shall again become available for the grant of Options under the Plan.

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     ARTICLE 4.     AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

     4.1 ELIGIBILITY. Only Non-Employee Directors shall be eligible for the grant of Options under the Plan.

     4.2 INITIAL GRANTS. Each Non-Employee Director who first becomes a member of the Board after the date of the Corporation's IPO shall receive a one-time grant of an Option covering 10,000 shares of Common Stock (subject to adjustment under Article 6). Such Option shall be granted on the date when such Non-Employee Director first joins the Board and shall become exercisable with respect to 50% of the shares on the grant date and for the balance of the shares upon the optionee's completion of 1 year of Board service measured from the date of grant. A Non-Employee Director who previously was an Employee shall not receive a grant under this Section 4.2.

     4.3 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Corporation's stockholders held in the year 2000 or thereafter, each Non-Employee Director who will continue serving as a member of the Board thereafter shall receive an Option covering 2,500 shares of Common Stock (subject to adjustment under Article 6), except that such Option shall not be granted in the calendar year in which the same Non-Employee Director received the Option described in Section 4.2. Options granted under this Section 4.3 shall become exercisable in full on the date of grant. A Non-Employee Director who previously was an Employee shall be eligible to receive grants under this
Section 4.3 at the first annual meeting of the stockholders following the director's cessation of employment.

     4.4 ACCELERATED EXERCISABILITY. All Options granted to a Non-Employee Director under this Article 4 shall also become exercisable in full in the event of a Change in Control with respect to the Corporation.

     4.5 EXERCISE PRICE. The Exercise Price under all Options granted to a Non-Employee Director under this Article 4 shall be equal to 100% of the Fair Market Value of a Share of Common Stock on the date of grant, payable in one of the forms described in Article 5.

     4.6    TERM.  All Options granted to a Non-Employee Director under this
Article 4 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 12 months after the termination of such Non-Employee Director's service for any reason.

     4.7 AFFILIATES OF NON-EMPLOYEE DIRECTORS. The Committee may provide that the Options that otherwise would be granted to a Non-Employee Director under this Article 4 shall instead be granted to an affiliate of such Non-Employee Director. Such affiliate shall then be deemed to be a Non-Employee Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Options shall be applied with regard to the service of the Non-Employee Director.

     4.8 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.


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     ARTICLE 5.     PAYMENT FOR OPTION SHARES.

     5.1 CASH. All or any part of the Exercise Price may be paid in cash or cash equivalents.

     5.2 SURRENDER OF STOCK. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     5.3 EXERCISE/SALE. All or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Corporation) an irrevocable direction to a securities broker approved by the Corporation to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Corporation.

     5.4 OTHER FORMS OF PAYMENT. At the sole discretion of the Committee, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

     ARTICLE 6.     PROTECTION AGAINST DILUTION.

     6.1 ADJUSTMENTS. In the event of a subdivision of the outstanding shares of Common Stock, a declaration of a dividend payable in shares of Common Stock, a declaration of a dividend payable in a form other than shares of Common Stock in an amount that has a material effect on the price of shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of shares of Common Stock available for future grants under Article 3, (b) the number of Options to be granted to Non-Employee Directors under Article 4, (c) the number of shares of Common Stock covered by each outstanding Option or (d) the Exercise Price under each outstanding Option. Except as provided in this Article 6, an Optionee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     6.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Corporation.

     6.3 REORGANIZATIONS. In the event that the Corporation is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Options by the Corporation, if the Corporation is a surviving corporation, (b) the assumption of the


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outstanding Options by the surviving corporation or its parent or subsidiary,
(c) the substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options, (d) full exercisability and accelerated expiration of the outstanding Options or (e) settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

     ARTICLE 7.     LIMITATION ON RIGHTS.

     7.1 STOCKHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares of Common Stock covered by his or her Option prior to the time when he or she becomes entitled to receive such shares of Common Stock by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

     7.2 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Corporation to issue shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Corporation reserves the right to restrict, in whole or in part, the delivery of shares of Common Stock pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such shares of Common Stock, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

     7.3 WITHHOLDING TAXES. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Corporation shall not be required to issue any shares of Common Stock or make any cash payment under the Plan until such obligations are satisfied.

     ARTICLE 8.     FUTURE OF THE PLAN.

     8.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the effective date of the Corporation's IPO. The Plan shall remain in effect until it is terminated under Section 8.2.

     8.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Corporation's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

     ARTICLE 9.     DEFINITIONS.

     9.1 "BOARD" means the Corporation's Board of Directors, as constituted from time to time.


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     9.2    "CHANGE IN CONTROL" means:

                 (a) The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization;

                 (b) The sale, transfer or other disposition of all or substantially all of the Corporation's assets;

                 (c) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Corporation on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                 (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing at least 50% of the total voting power represented by the Corporation's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the common stock of the Corporation.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation's securities immediately before such transaction.

     9.3    "CODE" means the Internal Revenue Code of 1986, as amended.

     9.4    "COMMITTEE" means a committee of the Board, as described in
Article 2.

     9.5    "COMMON STOCK" means the common stock of the Corporation.

     9.6    "CORPORATION" means Ariba, Inc., a Delaware corporation.


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     9.7    "EMPLOYEE" means a common-law employee of the Corporation, a Parent or a Subsidiary.

     9.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     9.9 "EXERCISE PRICE" means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

     9.10 "FAIR MARKET VALUE" means the market price of shares of Common Stock, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

     9.11   "IPO" means the Corporation's first underwritten public offering.

     9.12 "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

     9.13 "OPTION" means an option granted under the Plan and entitling the holder to purchase shares of Common Stock. Options do not qualify as incentive stock options described in section 422(b) of the Code.

     9.14   "OPTIONEE" means an individual or estate who holds an Option.

     9.15 "PARENT" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     9.16 "PLAN" means this Ariba, Inc. 1999 Directors' Stock Option Plan, as amended from time to time.

     9.17 "STOCK OPTION AGREEMENT" means the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

     9.18 "SUBSIDIARY" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.




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